UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2026

RIGETTI COMPUTING, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40140	88-0950636
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

775 Heinz Avenue, Berkeley, California	94710
(Address of Principal Executive Offices)	(Zip Code)

(510) 210-5550

(Registrant’s Telephone Number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	RGTI	The Nasdaq Capital Market
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	RGTIW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 8.01 below is incorporated by reference herein. It is expected that the offer and sale of the securities by the Company (as defined below) will be made in reliance upon an exemption from registration under the Securities Act of 1933, pursuant to Section 4(a)(2) thereof and/or Regulation D for a sale of securities in transactions not involving any public offering.

Item 7.01	Regulation FD Disclosure.

On May 21, 2026, Rigetti Computing, Inc. (the “Company”) issued a press release announcing the entry by its wholly-owned subsidiary, Rigetti & Co, LLC (“Rigetti Sub”), into the Letter of Intent (as defined below). A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”) and is hereby incorporated by reference.

The information included in Item 7.01 of this Current Report (including Exhibit 99.1 hereto) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that section, and shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

On May 20, 2026, Rigetti Sub entered into a letter of intent (the “Letter of Intent”) with the U.S. Department of Commerce with respect to a proposed $100 million award (the “Award”) under the U.S. CHIPS and Science Act over a three-year period to accelerate superconducting quantum computing research and development. The Letter of Intent contemplates that the Department will be issued shares of the Company’s common stock in an amount consistent with the total amount of the Award. The implied issuance price for the shares will be the lowest reported closing price per share on: (i) the date that the first draft of the letter of intent was transmitted from the Department to Rigetti Sub (May 5, 2026), (ii) the date that the LOI is executed by Rigetti LLC and the Department (May 20, 2026), and (iii) the date the award is issued, in each case, discounted by fifteen percent (15%). Pursuant to the LOI, the Company and the Department have agreed to negotiate in good faith to enter into definitive transaction agreements with respect to the Award.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this Current Report may be considered “forward-looking statements” within the meaning of the federal securities laws, including with respect to the Company’s expectations regarding its future success and performance including expectations with respect to its research and development; the ability of the Company and the Department to successfully enter into definitive transaction agreements as contemplated in the Letter of Intent; the Company’s ability to receive funding amounts as contemplated by the Letter of Intent including the timeline for any such funding; and the issuance of securities by the Company to the Department as part of the transaction. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: the Company and the Department’s ability to enter into definitive transaction agreements; the timing of entry into any such definitive transaction agreements; potential impact on the Company, its business and price of its securities with respect to the transactions contemplated by the Letter of Intent and definitive transaction agreements; the Company’s issuance of securities to the Department pursuant to the transaction (including dilution to existing stockholders); the Company’s ability to achieve milestones, technological advancements, including with respect to its technology roadmap; Company’s ability to deliver products to customers in time or at all, including actions by customers, such as controls over their facilities and cancelling orders; the ability of the Company to obtain government contracts successfully and in a timely manner and the availability of government funding; the potential of quantum computing; the success of the Company’s partnerships and collaborations; the Company’s ability to accelerate its development of multiple generations of quantum processors; the outcome of any legal proceedings that may be instituted against the Company or others; the ability to maintain relationships with customers and suppliers and attract and retain management and key employees; costs related to operating as a public company; changes in applicable laws or regulations; the possibility that the Company may be adversely affected by other economic, business, or competitive factors; the Company’s estimates of expenses and profitability; the evolution of the markets in which the Company competes; the ability of the Company to implement its strategic initiatives and expansion plans; the expected use of proceeds from the Company’s past and future financings or other capital; the sufficiency of the Company’s cash resources; unfavorable conditions in the Company’s industry, the global economy or global supply chain, including rising inflation and interest rates, deteriorating international trade relations, political turmoil, natural catastrophes, military conflicts, and terrorist attacks; and other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2026 and other documents filed by the Company from time to time with the Securities and Exchange Commission. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements other than as required by applicable law. The Company does not give any assurance that it will achieve its expectations.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued by the Company on May 21, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 21, 2026	RIGETTI COMPUTING, INC.

	By:	/s/ Jeffrey Bertelsen
Jeffrey Bertelsen
Chief Financial Officer